Other administrative expenses	12 Months Ended
Dec. 31, 2023
Disclosure Of Administrative Expenses [Abstract]
Other Administrative Expenses
25. Other administrative expenses

TCHF	2023	2022
Professional services	2,918	6,053
Other administrative expenses	2,473	1,694

Total other administrative expenses	5,391	7,747

Professional services primarily include expenses incurred in relation to legal, communication, listing, accounting and audit services, as well as other consulting activities not related to research and development. Other administrative expenses comprise IT, travel, insurances, IP maintenance and prosecution, and various other expenses.
The decrease in professional services expenses is mainly attributable to a reduction in legal and regulatory affairs expenses, driven by non-recurring
events in 2022. The increase in other administrative expenses is mainly attributable to the conclusion of a directors and officers’ insurance coverage in early 2023.